UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2015

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 31, 2015, Amphenol Corporation (“Amphenol” or the “Company”), Amphenol East Asia Limited (the “Buyer”) and  Fidji Luxembourg (BC4) Sarl (the “Seller”) entered into the Amendment Agreement (the “Amendment”), which amends the Sale and Purchase Agreement (the “Purchase Agreement”), dated as of July 17, 2015, entered into by and among the Company, the Buyer and the Seller relating to the acquisition of FCI Asia Pte Ltd (“FCI”), a wholly owned subsidiary of the Seller (the “Acquisition”).

The Amendment, among other things, revises the framework that the Company, the Buyer and the Seller will use to determine when the closing of the Acquisition will occur.  The Acquisition received antitrust approval from the People’s Republic of China on December 28, 2015.  As a result of this approval and the Amendment, the Company now expects that the closing of the Acquisition will take place on January 8, 2016.  The Amendment also provides that if the closing of the Acquisition occurs on or prior to January 28, 2016, as expected, the Effective Time (as defined in the Purchase Agreement (as amended by the Amendment)) for purposes of the closing calculations and the allocation of assets and liabilities will be December 31, 2015 (subject to customary protections to ensure that no value Leakage (as defined in the Purchase Agreement (as amended by the Amendment)) occurs from FCI to the Seller between December 31, 2015 and the date of closing).

Other than as expressly modified pursuant to the Amendment, the Purchase Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on July 20, 2015, remains in full force and effect as originally executed on July 17, 2015.  See the Current Report on Form 8-K filed by the Company on July 20, 2015 for a more detailed summary of the Purchase Agreement.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Statements in this Form 8-K, which are other than historical facts, are intended to be “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and other related laws.  While the Company believes such statements are reasonable, the actual results and effects could differ materially from those currently anticipated.  Please refer to Part I, Item 1A of the Company’s Form 10-K for the year ended December 31, 2014 and Part II, Item 1A of the Company’s Form 10-Q for the quarterly period ended September 30, 2015, for some factors that could cause the actual results to differ from estimates.  In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

2.1	Amendment Agreement, dated December 31, 2015, by and among Fidji Luxembourg (BC4) Sarl, Amphenol East Asia Limited and Amphenol Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ R. Adam Norwitt
R. Adam Norwitt
President and Chief Executive Officer

Date: January 4, 2016

Exhibit Index

Exhibit Number	Exhibit Description

2.1	Amendment Agreement, dated December 31, 2015, by and among Fidji Luxembourg (BC4) Sarl, Amphenol East Asia Limited and Amphenol Corporation.